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                                                                  Exhibit 10.3.1

                              BIG CITY BAGELS, INC.
                                99 Woodbury Road
                           Hicksville, New York 11801

                                            As of June 11, 1997

Jerry Rosner
8 Glorieta West
Irvine, California  92720

Dear Mr. Weinreb:

                   Reference is made to the Employment Agreement, dated as of January 1, 1996, between Big City Bagels, Inc. ("Company") and you ("Employment Agreement"). The Employment Agreement currently provides for you to receive an annual salary of $181,500 per annum, with 10% annual increases thereafter. Commencing July 1, 1997, you agree that the Company may accrue and not pay $3,500 of your salary per month through December 31, 1997. The accrued amount will not bear interest and will not be payable until the earlier of (i) January 1, 1998 or (ii) such time as the Company has $750,000 of funds in bank accounts, money market funds and United States Treasury Bills.

                  Please confirm your agreement to the foregoing, which shall constitute an amendment to the Employment Agreement.

                                                 Very truly yours,

                                                 BIG CITY BAGELS, INC.



                                                 By:
                                                      --------------------------
                                                       Mark Weinreb, Chairman

Accepted and agreed to:



------------------------------
Jerry Rosner

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